EXHIBIT 10.32


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MISSOURI
                                EASTERN DIVISION

IN THE MATTER OF:                  )       Case Number 01-41593-293
                                   )
BRIDGE INFORMATION                 )
SYSTEMS, INC., et al.,             )       In Proceedings Under Chapter 11
                                   )
         Debtors.                  )       Honorable David P. MacDonald
                                   )       United States Bankruptcy Judge
                                   )
                                   )       STIPULATION AND ORDER
                                   )       COMPROMISING CERTAIN
                                   )       CLAIMS AND DISPUTES AMONG
                                   )       THE DEBTORS, THE LESSOR
                                   )       GROUP SAVVIS COMMUNICATIONS
                                   )       CORPORATION AND THE LENDERS
                                   )       REGARDING THE REUTERS SALE

                  Harris Trust and Savings Bank ("Harris") in its capacity as administrative agent for the Lenders(1), Goldman Sachs Credit Partners, L.P. ("GSCP") in its capacity as syndication agent and lead arranger pursuant to the Credit Agreement, the Lenders who have executed acknowledgments and consents with respect to the Sharing Agreement (Harris, GSCP and each of the Lenders being hereinafter collectively referred to as the "Lenders"), BIS Administration, Inc., f/k/a Bridge Information Systems, Inc. ("Bridge"), and its subsidiaries which have filed bankruptcy cases in this Court (together with Bridge, collectively, the "Debtors"), SAVVIS Communications Corporation, a Missouri Corporation ("SAVVIS"), General Electric Capital Corporation ("GECC"), First Bank ("First

--------
(1) Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Sharing Agreement and Mutual Release (the "Sharing Agreement") attached hereto as Exhibit A.

Bank"), Heller Financial Leasing, Inc. ("Heller"), Transamerica Equipment Financial Services Corporation ("Transamerica"), Pilgrim Prime Rate Trust ("Pilgrim") and Highland Capital Management, L.P. ("Highland') (GECC, First Bank, Heller, Transamerica, Pilgrim and Highland are hereinafter collectively referred to as the "Lessor Group") (the Lenders, the Lessor Group, the Debtors, SAVVIS, collectively, the "Compromising Parties") by and through their respective undersigned counsel hereby present this Stipulation. On May 3, 2001, this Court held a hearing to approve the sale of a substantial portion of Debtors assets to Reuters America Inc. and Reuters S.A. (the "Reuters Sale"). At the hearing and in the presence of the Court and counsel for the Compromising Parties, the Official Committee of Unsecured Creditors and numerous other parties in interest, the Lessor Group agreed to withdraw its objection to the proposed Reuters Sale upon certain terms and conditions agreed to by the Compromising Parties and read in to the record. The Compromising Parties agreed to enter into a stipulation memorializing the statements made on the record and have now negotiated the Sharing Agreement and submit the Sharing Agreement to the Court for its review and approval.

                  The Court, being fully advised in the premises, finds and concludes that approval of the Sharing Agreement is fair and equitable and in the best interests of the Debtors and their estates.

                  IT IS THEREFORE HEREBY ORDERED that:

                  1. The Sharing Agreement is a fair and reasonable compromise of the disputes and matters described therein and is hereby approved in its entirety pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedures and
Section 363 of the Bankruptcy Code. The terms of the Sharing Agreement, the Escrow Agreement and all other documents to be executed pursuant thereto are hereby incorporated by reference as if set forth in full herein.

                  2. The Debtors are authorized to perform all acts, execute the Sharing Agreement and all other documents contemplated thereby and make all payments that may be required in accordance with the terms set forth in the Sharing Agreement and Escrow Agreement.

                  3. The Debtors are hereby directed to take any and all action required in order to implement the terms of the Sharing Agreement, the Escrow Agreement and this Order.

                  4. Upon the Effective Date, the Debtors are hereby deemed to have abandoned and assigned to GECC, on behalf of the Lessor Group all of their rights, title and interests in and to the SAVVIS Subleased Equipment, the SAVVIS Sublease, the SAVVIS Sublease Payments and all sums due and to become due from time to time thereunder, including, without limitation, all funds then held in the Escrow Account. Pursuant to 11 U.S.C. ss. 1146 such abandonment and assignment shall be exempt from payment of any sales, excise or other similar taxes otherwise due upon sale.

                  5. The terms and provisions of this Order shall be binding in all respects upon and shall inure to the benefit of (i) the Compromising Parties and their respective successors and assigns, and (ii) any trustee that may be appointed in these cases whether pursuant to the provisions of chapter 7 of title 11 of the United States Code or otherwise.

                  6. This Court hereby retains jurisdiction over the Compromising Parties to implement, interpret, clarify and enforce the terms and provisions of this Order and the Sharing Agreement whether or not plans of reorganization are confirmed with respect to the Debtors.

Dated:  This 22nd day of January, 2002


                                                 /s/ David P McDonald
                                                 ------------------------------
                                                 United States Bankruptcy Judge


Approved as to Form:


Cleary, Gottlieb, Steen & Hamilton


/s/ Deborah M. Buell
---------------------------------------
Thomas J. Moloney, Esq.
Deborah M. Buell, Esq.
One Liberty Plaza
New York, NY 10006-1470
Attorneys for Debtors


Ober, Kaler, Grimes & Shriver, a
Professional Corporation


/s/ Monique D. Almy, Esq.
---------------------------------------
Monique D. Almy, Esq.
Patrick K. Cameron, Esq.
120 E. Baltimore Street
Baltimore, Maryland 21202-1643
Attorney for General Electric Capital Corporation

Jenkins & Kling, P.C.


/s/ Stephen L. Kling, Jr.
---------------------------------------
Stephen L. Kling, Jr.
10 S. Brentwood, Suite 200
St. Louis, Missouri 63105-1684
Attorneys for Transamerica Equipment
Financial Services Corporation, Heller
Financial Leasing, Inc. and First Bank


Skadden, Arps, Slate, Meagher & Flom (Illinois)


/s/ J. Eric Ivester
---------------------------------------
J. Eric Ivester, Esq.
Samuel S. Ory, Esq.
333 W. Wacker, 21st Floor
Chicago, Illinois 60606
Attorneys for GSCP


Chapman and Cutler


/s/ James E. Spiotto
---------------------------------------
James E. Spiotto, Esq.
Frank Top, Esq.
111 West Monroe
Chicago, IL 60606
Attorneys for Harris


Thompson Coburn LLP


/s/ Robert H. Brownlee
---------------------------------------
Robert H. Brownlee, Esq.
One Firstar Plaza
St. Louis, Missouri 63101-1693
Attorneys for SAVVIS
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
    THE DEBTORS WILL A SERVE A COPY OF THIS ORDER ON THE PARTIES ON THE DISTRIBUTION LIST


                                DISTRIBUTION LIST
                                -----------------
BIS Administration, Inc.                                 James E. Spiotto, Esq.
c/o Reuters                                              Chapman and Cutler
Attention:  Court Filings                                111 West Monroe Street
Mr. Carter Evans                                         Chicago, IL  60603
875 Third Avenue, 27th Floor
New York, NY  10022                                      Michael J. Small, Esq.
                                                         Foley & Lardner
Gregory D. Willard, Esq.                                 One IBM Plaza, Suite 3300
Lloyd A. Palans, Esq.                                    330 N. Wabash Avenue
David M. Unseth, Esq.                                    Chicago, IL  60611-3608
Bryan Cave LLP

One Metropolitan Square                                  Michael A. Becker, Esq.
211 North Broadway                                       Helfrey, Simon & Jones, P.C.
Suite 3600-BIS                                           120 South Central Avenue, Suite 1500
St. Louis, MO  36102-2750                                St. Louis, MO  63105

Leonora S. Long, Esq.                                    Patrick K. Cameron, Esq.
Office of the United States Trustee                      Monique D. Almy, Esq.
Thomas F. Eagleton U.S. Courthouse                       Ober, Kaler, Grimes & Shriver
111 South Tenth Street, Suite 6353                       120 East Baltimore Street
St. Louis, MO  63102                                     Baltimore, MD  21202-1643

Thomas J. Moloney, Esq.                                  David A. Warfield, Esq.
Deborah M. Buell, Esq.                                   Husch & Eppenberger, LLC
Sean A. O'Neal, Esq.                                     100 N. Broadway, Suite 1300
Clearly, Gottlieb, Steen & Hamilton                      St. Louis, MO  63102
One Liberty Plaza
New York, NY  10006

Joel A. Kunin, Esq.
Carr, Korein, Tillery, Kunin,
  Montroy, Cates & Glass, LLC
412 Missouri Avenue
East St. Louis, IL  66201

J. Eric Ivester, Esq.
Skadden, Arps, Slate, Meagher & Flom, LLP
333 West Wacker Drive
Chicago, IL  60606